PL GROWTH AND INCOME ETF

Ticker Symbol: PLGI

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated June 24, 2026 to the Prospectus and

Summary Prospectus dated October 22, 2025

Effective immediately, the Prospectus and Summary Prospectus of the Fund are hereby revised as described below.

The first paragraph under the “PRINCIPAL INVESTMENT STRATEGIES” heading on pages 2 and 8 of the Prospectus and on page 2 of the Summary Prospectus is replaced with the following:

The Fund is an actively managed exchange traded fund (“ETF”) that seeks long-term growth and income through a focused portfolio individual common stocks of any market capitalization. The securities will predominantly be of U.S.-based issuers traded on U.S. exchanges and may also include American Depositary Receipts (ADRs) traded on U.S. exchanges. The Fund’s adviser may also utilize targeted ETFs to gain exposure to specific asset classes, market indexes, segments or sectors.

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You should read this Supplement in conjunction with the Prospectus, Statement of Additional Information and Summary Prospectus dated October 22, 2025 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling 1-(877)-694-3532.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE